SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934.

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 240.14a-12


                  MICRONETICS WIRELESS, INC.
-------------------------------------------------------------------------
         (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:




                    MICRONETICS WIRELESS, INC.
                     (a Delaware corporation)

                Notice of 2002 Annual Meeting
                    of Shareholders to be held
                at 10:00 A.M. on October 30, 2002

To the Shareholders of
MICRONETICS WIRELESS, INC.:

   NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders (the "Meeting") of MICRONETICS WIRELESS, INC. (the "Company") will be held on October 30, 2002 at 10:00 A.M. at the offices of Kalin & Associates, P.C., 494 Eighth Avenue, Suite 800, New York, NY 10001 to consider and vote on the following matters described under the corresponding numbers in the attached Proxy
Statement:

  1.   Election of three directors;

  2. Approval to change the Company's name to Micronetics, Inc."; and

     3. Such other matters as may properly come before the Meeting.

  The Board of Directors has fixed September 12, 2002 at the close of business, as the record date for the determination of shareholders entitled to vote at the Meeting, and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

  A complete list of shareholders entitled to vote at the Meeting shall be available for examination by any shareholder, for any purpose germane to the Meeting, during ordinary business hours from October 16, 2002 until the Meeting at the offices of the Company. The list will also be available at the Meeting.

     Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

                                   By Order of the Board of Directors


                                   Donna Hillsgrove,
 Date: September 23, 2002   Secretary

     Request for additional copies of proxy material and the Company's Annual Report for its fiscal year ended March 31, 2002 should be addressed to Shareholder Relations, Micronetics Wireless, Inc., 26 Hampshire Drive, Hudson, NH 03051. This material will be furnished without charge to any shareholder requesting it.



                   MICRONETICS WIRELESS, INC.
                      26 Hampshire Drive
                      Hudson, NH  03051


                      Proxy Statement

   The enclosed proxy is solicited by the management of Micronetics Wireless, Inc. (the "Company") in connection with the 2002 Annual Meeting of Shareholders (the "Meeting") to be held on October 30, 2002 at 10:00 A.M. at the offices of Kalin & Associates, P.C., 494 Eighth Avenue, Suite 800, New York, NY 10001 and any adjournment thereof. The Board of Directors has set September 12, 2002 as the record date for the determination of shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

     The proxy will be voted in accordance with your directions as to:

  (1) The election of the three persons listed herein as directors of the Company;

  (2) Approval to change the Company's name to Micronetics, Inc."; and

     (3) Such other matters as may properly come before the Meeting.

     In the absence of direction, the proxy will be voted in favor of management's proposals.

     The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended March 31, 2002 (the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

 Only shareholders of record of the Company's 4,361,539 shares of Common Stock (the "Common Stock") outstanding at the close of business on September 12, 2002 will be entitled to vote. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of our Common Stock represented in person or by proxy at the Annual Meeting will constitute a quorum at the meeting. All shares of our common stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ( broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter. The proxy statement, the attached notice of meeting, the enclosed form of proxy and the Annual Report are being mailed to shareholders on or about September 23, 2002. The Company's principal executive offices are located at 26 Hampshire Drive, Hudson, NH 03051 and its telephone number at that location is (603) 883-2900.


                            PROPOSAL 1

                      ELECTION OF DIRECTORS

     Three directors are to be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon, each to hold office until the next Annual Meeting of Shareholders and until his or her respective successor is elected and qualifies. The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the following nominees as directors unless authority is withheld:


               -    Richard S. Kalin
               -    David Siegel
            -    Emanuel Kramer


     Management has no reason to believe that any nominee will be unable to serve. In the event that any nominee becomes unavailable, the proxies may be voted for the election of such person or persons who may be designated by the Board of Directors.

     The following table sets forth certain information as to the persons nominated for election as directors of the Company at the
Meeting:

                         Position with            Director
    Name            Age  the Company              Since
    -------         ---  --------------           ----------

   Richard S. Kalin 47   Chief Executive Officer, April 1987
                         Chairman, President,
                         and Director


   David Siegel     74   Director                 April 1987


 Emanuel Kramer  55   Not Applicable           Not Applicable


     Mr. Richard S. Kalin was appointed Chief Executive Officer in January 1992 and Chairman of the Board in June 1989. Prior thereto he had been Secretary and a director of the Company since April 1987. Mr. Kalin was also Secretary and a director of Pentech International Inc., a manufacturer and distributor of stationery products prior to its acquisition by JAKKS Pacific, Inc. in July 2000. He has also been engaged in the private practice of law since 1978, and currently is the owner of Kalin & Associates, P.C., counsel to the Company.

     Mr. David Siegel has been a director of the Company since April 1987. Mr. Siegel is also Chairman of the Board of Directors of Surge Components, Inc., a distributor of passive electronic components, and a director of Nu Horizons, Inc., a distributor of electronic components.

   Mr. Emanuel Kramer, is being nominated to be a director at the Meeting. Mr. Kramer is currently Director of Database Management at B&G Camera, located in New York, NY. Until August 2002, for the past 26 years, Mr. Kramer was a Project Manager for Management Information Systems for the City of New York Human Resources Administration.

     Directors serve until the next annual meeting of stockholders and until their respective successors are elected and qualify.

     During the fiscal year ended March 31, 2002 ("Fiscal 2002"), the Board of Directors held one meeting and acted five times by unanimous consent. Ms. Barbara Meirisch and Mr. Siegel currently comprise the Audit and Compensation Committee which met in June 2002 to review the financial statements of the Company for Fiscal 2002.

OTHER EXECUTIVE OFFICERS


     Mr. David Robbins, 38, was appointed Senior Vice President of the Defense Electronics Group in March 1999. He has been employed by the Company in various capacities since February 1992.

     Mr. Dennis Dow, 52, was appointed Vice President, Finance of the Company, in June 2002. He has been employed by the Company since February 2001. Prior thereto he was Controller and Director of Financial Operations at Light Machines Corp. Prior to that he was a finance manager at Digital Equipment Corporation for 12 years.

     Ms. Donna Hillsgrove, 53, was appointed Secretary and
Treasurer of the Company in January 1994. Prior to that time she was Controller of the Company. She has been employed by the Company since April 1992.

     Mr. Stuart Bernstein, 44, was appointed Vice President of VCO Products in April 2000. Prior to that time, he was Vice President of Delean, Inc.'s VCO Products Group. Since 1990 until September
1999, he was employed by the Company in various capacities.

     Mr. Floyd Parin, 59, has been President of Microwave and Video Systems Inc. ("MVS"), a wholly-owned subsidiary of the Company, since January 1999. Mr. Parin has been President of MVS for the past five years.

     Mr. Donald Kilduff, 67, has been the General Manager of Enon Microwave, Inc., a wholly-owned subsidiary of the Company, since the date of its acquisition by the Company is March 2002. He held this post prior to the Company's acquisition of Enon Microwave, inc. for more than five years.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF
1934

     Section 16(a) of Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such forms received by it, the Company believes that during Fiscal 2002 all executive officers, directors and owners of ten percent of the outstanding shares of Common Stock of the Company complied with all applicable filing requirements.

AUDIT AND COMPENSATION COMMITTEE


     During Fiscal 2002, the Audit and Compensation Committee (the "Audit Committee") consisting of Mr. Siegel and Ms. Meirisch met one time.


AUDIT COMMITTEE REPORT


     The Audit Committee consists of independent directors, all of whom meet the independence and experience requirements of Nasdaq Marketplace Rule 4200(a)(14). The Audit Committee's responsibilities are as described in a written charter adopted by the Board, which is attached as Appendix A to this Proxy Statement.

     The Audit Committee has reviewed and discussed the Company's audited financial statements for Fiscal 2002 with management and with the Company's independent auditors, Trochiano & Daszkowski LLP. The Audit Committee has discussed with Trochiano & Daszkowski LLP the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit.
The Audit Committee has received the written disclosures and the letter from Trochiano & Daszkowski LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Trochiano & Daszkowski LLP its independence. Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for Fiscal 2002 be included in the Company's Annual Report on Form 10-KSB for Fiscal 2002 for filing with the Securities and Exchange Commission.

     Submitted by the members of the Audit Committee:


                                             David Siegel
                                             Barbara Meirisch



AUDIT FEES; FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES; ALL OTHER FEES

     Audit fees billed to the Company by Trochiano & Daszkowski LLP during Fiscal 2002 for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $35,000. The Company did not engage Trochiano & Daszkowski LLP to provide advice to the Company regarding financial information systems design and implementation during Fiscal 2002. The Company did not engage Trochiano & Daszkowski LLP during Fiscal 2002 for any other non-audit services other than completion of the Company's income tax returns.


EXECUTIVE COMPENSATION

     The following table sets forth information relating to the cash compensation received by the Company's Officers for the past three fiscal years of more than $100,000 per year. No executive officer received benefits in excess of ten percent of their cash compensation.


                        SUMMARY COMPENSATION TABLE

                                                  Long
                                        Other     Term
                         Annual         Annual    Compen-
Name and                 Com-           Compen-   sation/   Other
Principal      Fiscal    pensation      sation    Option    Compen-
Position       Year      Salary ($)     Bonus ($) Grants    sation(2)


Richard        2002      118,756(1)      6,636    25,000     6,000
 S. Kalin,     2001       56,612(1)     42,635    50,000     5,895
  Chairman     2000       61,092(1)     11,048    50,000     6,736
  and
  President


Ralph          2002      115,000             -         -     6,000
 Marrone,
  Vice
  President(3)


David          2002      100,000        20,000    10,000     6,000
 Robbins,
  Senior Vice
  President



(1) Does not include $105,800 in legal fees paid to Kalin & Associates, P.C., of which Mr. Kalin is a principal in Fiscal 2002, $42,000 of such fees in Fiscal 2001 and $42,000 of such fees in Fiscal 2000. Does not include $27,500 in fees paid to Makenzie Communications, an advertising agency owned by Mr. Kalin's wife, during Fiscal 2000.

(2)  Expenses relating to furnishing an automobile.

(3)  Mr. Marrone is no longer employed by the Company.


EMPLOYMENT AGREEMENTS

     In April 2001, Mr. Kalin entered into an employment agreement (the "Agreement") with the Company which terminates March 31, 2006, unless terminated earlier. The base salary is $150,000 per annum. As additional compensation, Mr. Kalin receives three percent of the Company's pre-tax profits up to the levels reported in the prior fiscal year and five percent of any such profits in excess of such amount. The Agreement also provides for a monthly $500 automobile allowance.

  In March 2002, Mr. Kilduff entered into a two year employment agreement with Enon providing for annual compensation at the rate of $110,000 per year plus a bonus compensation in the discretion of the Company. Mr. Kilduff also receives an automobile allowance.


STOCK OPTION PLANS

     On April 14, 1994, the Company adopted the 1994 Stock Option Plan (the "1994 Plan") and readopted it on July 18, 1995 pursuant to which options to purchase up to 300,000 shares of Common Stock may be granted to employees, consultants, advisors and/or directors. On January 18, 1996, the Company adopted the 1996 Stock Option Plan (the "1996 Plan") pursuant to which options to purchase up to 300,000 shares of Common Stock may be granted to employees, consultants, advisors and/or directors. In December 1999 and June 2000, the Board of Directors authorized amendments to the 1996 Plan which were subsequently approved by the Company's Shareholders, to increase the number of shares of Common Stock that may be granted under the 1996 Plan to 900,000 shares. Options granted pursuant to the 1994 Plan and 1996 Plan may be incentive options or non-qualified options as such terms are defined in the Internal Revenue
Code of 1986, as amended (The 1994 Plan and the 1996 Plan are referred to collectively as the "Plans").

     The Plans are administered by the Board of Directors or a Committee of the Board of Directors (the "Compensation Committee") which has the authority to determine the persons to whom the options may be granted, the number of shares of Common Stock to be covered by each option, the time or times at which the options may be granted or exercised and for the most part, the terms and provisions of the options. The exercise price of options granted under the Plans may not be less than the fair market value of the shares of Common Stock on the date of grant (110% of such price if granted to a person owning in excess of ten percent of the Company's securities). Options granted under the Plans may not be granted more than ten years from the date of adoption of each respective Plan, nor may options be exercised more than ten years from the date of grant.

     The following table sets forth certain information with respect to the named executive officers of the Company who have been granted options to purchase the Common Stock (except as otherwise set forth) during Fiscal 2002:



                    OPTION GRANTS IN FISCAL 2002


                              Percent of
                              Total Options
                    Options   Granted in     Exercise     Expiration
Name                Granted   Fiscal Year    Price ($)(2) Date


Richard S. Kalin    25,000    13.85%         4.37          6/13/05


Stuart Bernstein    10,000(1)  5.54%         4.37          6/13/05


Donna Hillsgrove     2,500(1)  1.38%         4.37          6/13/05


David Robbins       10,000(1)  5.54%         4.37          6/13/05


Donald Kilduff       5,000(1)  2.77%         4.00          6/13/05





(1)  Pursuant to First Amended and Restated 1996 Stock Option Plan.

(2) Options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.




                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
              YEAR AND FISCAL YEAR-END (FYE) OPTION VALUES

                                      Number of
                                      Securities      Value of
                                      Underlying      Unexercised
                                      Unexercised     In-the-Money
           Shares                      Options         Options
           Acquired                    At FYE (#)      At FYE ($)
           On         Value            Exercisable/    Exercisable/
Name       Exercise   Realized($)(1)   Unexercisable   Unexercisable(2)
----       --------   --------------   -------------   ----------------

Richard     10,000    $16,500          125,000/25,000   $117,500/$0
 S. Kalin   15,000    $22,500
            25,000    $47,687


David       10,000    $22,500                0/10,000         $0/$0
 Siegel     10,000    $18,250


Barbara      5,000    $ 7,600           10,000/10,000    $16,500/$0
 Meirisch


David       20,000    $77,500           46,250/0         $66,938/$0
 Robbins


Ralph       25,000(3) $35,250               0/0              $0/$0
 Marrone

----------------------

<F1>
(1) Represents fair market value of the Common Stock at the exercise date minus the exercise price.

<F>
<F2>
(2)    Represents fair market value of the Common Stock at March
       31, 2002 of $3.65 as reported by Nasdaq, less the exercise price.

<F>
<F3>
(3)    Exercised on April 4, 2002.


COMPENSATION OF DIRECTORS

  Directors not employed by the Company have been compensated as consultants for the time spent at directors' meetings. During
Fiscal 2002, each non-employee director received $500 as consultant fees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth as of July 17, 2002, the number of shares of Common Stock held of record or beneficially (i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding shares of the Common Stock, (ii) by each director and (iii) by all officers and directors as a group:


                        Number of         Percent of
Names and Address       Shares Owned      Outstanding Shares
-----------------       ------------      ------------------

Richard S. Kalin        1,136,715(1)        25.20%
One Oak Forest Lane
Mendham, NJ  07945


David Siegel              113,270(2)         2.59%
2488 Horace Court
Bellmore, NY 11710


Barbara Meirisch           40,000(3)            (5)
17 Woods End Road
West Orange, NJ 07052


All Officers and        1,569,081           33.61%
 Directors as a group   (1)(2)(3)(4)
 (nine persons)

-------------------------

(1) Includes 171,882 shares of Common Stock held in his retirement accounts and options to purchase an aggregate of 175,000 shares of Common Stock at exercise prices ranging from $1.625 to $8.625 per share. Also includes 412,875 shares of Common Stock and options to purchase an aggregate of 8,125 shares of Common Stock owned by his wife. Also includes 10,000 shares of Common Stock owned by his minor son.

(2) Includes 33,050 shares of Common Stock owned of record by RJW Trading Corp., a personal holding company 100% owned by Mr. Siegel and members of his family, 14,970 shares of Common Stock held in his retirement account and an option to purchase an aggregate of 10,000 shares of Common Stock exercisable at $4.37 per share.

(3) Includes options to purchase an aggregate of 20,000 shares of Common Stock at exercise prices ranging from $2.00 to $4.37 per share.

(4) Includes options to purchase 306,500 shares of Common Stock that are issuable upon exercise within sixty days at an average exercise price of approximately $3.31 per share.

(5)    Less than 1%.


                           PROPOSAL 2

  APPROVAL TO CHANGE THE COMPANY'S NAME TO  MICRONETICS, INC."


  The Company's business focus has substantially changed over the past few years. With the increase of the Company's business devoted to its Defense Electronics Group, the Company's activities are increasingly not related to the wireless market. The Board of Directors believes that the name Micronetics, Inc." more properly reflects the current business activities of the Company. The affirmative vote of a majority of the votes cast at the Meeting is required to approve this Proposal.


OTHER MATTERS

  The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.


INDEPENDENT CERTIFIED PUBLIC AUDITORS

  The Board of Directors has selected Trochiano & Daszkowski LLP ("T & D"), independent certified public accountants, auditors of the Company's financial statements for FY2002, as the auditors of the financial statements of the Company for its current fiscal year ending March 31, 2003. A representative of T & D has been invited to attend the Meeting, but it is uncertain whether he will attend. If he does, he will be given the opportunity to make a statement and to answer questions any shareholder may have.



SHAREHOLDER'S PROPOSALS

  Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 26 Hampshire
Drive, Hudson, NH 03051 on or before April 30, 2003.

                            By Order of the Board of Directors

                         /S/Donna Hillsgrove

                            Donna M. Hillsgrove,
                            Secretary

 Dated: September 23, 2002

                              PROXY

                     MICRONETICS WIRELESS, INC.
                        26 Hampshire Drive
                        Hudson, NH  03051

  The undersigned, revoking all proxies, hereby appoints Richard
S. Kalin and David Siegel and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Micronetics Wireless, Inc. (the "Company") which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders of the Company to be held on October 30, 2002, at 10:00 A.M. at the offices of Kalin & Associates, P.C., 494 Eighth Avenue, Suite 800, New York, NY 10001 and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

  The undersigned acknowledges receipt of the Notice of Annual
Meeting, Proxy Statement and the Company's 2002 Annual Report.


  1.   ELECTION OF DIRECTORS

       FOR all nominees listed               WITHHOLD Authority
       below (except as marked               vote for all nominees
       to the contrary below)                listed below

(INSTRUCTION: To withhold authority to vote for an individual nominee, strike a line through such nominee's name in the list below).

  RICHARD S. KALIN, DAVID SIEGEL and EMANUEL KRAMER


  2.   APPROVAL TO CHANGE THE COMPANY'S NAME TO  MICRONETICS,
       INC."

  3.   IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY
       PROPERLY COME BEFORE THE MEETING.


  PLEASE SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY
IN THE ENCLOSED ENVELOPE.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR Proposals 1 and 2.


Date:                       , 2002
     -----------------------

----------------------------
(Signature)

----------------------------
(Signature, if held jointly)

Where stock is registered in the names
of two or more persons ALL should sign.
Signature(s) should correspond exactly
with the name(s) as shown above. Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.


  Requests for copies of proxy materials, the Company's Annual Report for its fiscal year ended March 31, 2002 on Form 10-KSB should be addressed to Shareholder Relations, Micronetics Wireless, Inc., 26 Hampshire Drive, Hudson, NH 03051. This material will be furnished without charge to any shareholder requesting it.



                                               APPENDIX A


                    MICRONETICS WIRELESS, INC.

                     AUDIT COMMITTEE CHARTER



Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of a majority of directors who are independent of the management of Micronetics Wireless, Inc. (the "Corporation") and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.


Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.


Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

       Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries.

       Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

       Review with the independent auditors, the company's internal auditor; and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.
       Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

       Review the internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year; and the coordination of such plans with the independent auditors.

       Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan with explanations for any deviations from the original plan.

       Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

       Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without the members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

       Review accounting and financial human resources and succession planning within the company.

       Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

       Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.